UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2011
NCI, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51579	20-3211574

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11730 Plaza America Drive, Reston, VA	20190

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (703) 707-6900
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
On April 4, 2011, NCI, Inc. (the “Company” or “NCI”) filed a Current Report on Form 8-K to report the completion of its acquisition of AdvanceMed Corporation (“AdvanceMed”). The Company is filing this Amended Current Report on Form 8-K to report the financial statements and unaudited pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The audited financial statements of AdvanceMed as of and for year ended April 1, 2011 and the related report of Deloitte & Touche LLP are filed with this Form 8-K/A as Exhibit 99.2.
(b) Pro Forma Financial Information.
The unaudited pro forma financial information included with this Form 8-K/A has been prepared to illustrate the pro forma effects for the acquisition of AdvanceMed. The Unaudited Pro Forma Consolidated Statement of Income and the Unaudited Pro Forma Consolidated Balance Sheet are filed with this Form 8-K/A as Exhibit 99.3. The AdvanceMed audited financial statements were prepared as of and for the year ended April 1, 2011 (the fiscal year end of AdvanceMed’s former parent). NCI’s fiscal year ended December 31, 2010. Article 11 of Regulation S-X allows pro forma financial statement information to be prepared as if the compared companies have similar fiscal years when the fiscal years in question ended within 93 days of each other. The Pro Forma Consolidated Statement of Income has been prepared as if the acquisition occurred as of the beginning of the respective companies’ 2010 fiscal years. The Unaudited Pro Forma Consolidated Balance Sheet presents the financial position of the Company as if the acquisition of AdvanceMed occurred as of the end of the respective companies’ 2010 fiscal years. The acquisition has been accounted for using the purchase method in accordance with Accounting Standards Codification 805, Business Combinations. All pro forma information in this Form 8-K/A has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the acquisition actually occurred on the dates indicated or what may result in the future.
(d) Exhibits

Exhibit No.		Description
2.1
Stock Purchase Agreement among NCI Information Systems, Inc., a wholly owned subsidiary of NCI, and stockholders of AdvanceMed Corporation dated as of February 24, 2011 (incorporated herein by reference to registrant’s Current Report on Form 8-K as filed with the Commission on April 4, 2011).

23.1	*	Consent of Deloitte & Touche LLP
99.1		NCI’s press release dated April 4, 2011 (incorporated herein by reference from Exhibit 99.1 to registrant’s Current Report on Form 8-K as filed with the Commission on April 4, 2011).
99.2	*	Audited financial statements of AdvanceMed Corporation for the year ended April 1, 2011 and related report of Deloitte & Touche LLP, independent auditors.
99.3	*	Statements of Unaudited Pro Forma Consolidated Statement of Income for the twelve months ended December 31, 2010 and Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2010.

*	filed herein

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCI, Inc.
Date: June 17, 2011	By:	/s/ Brian J. Clark
Brian J. Clark
Executive Vice President and Chief Financial Officer